Exhibit 99.1

CRIXUS BH3 ACQUISITION COMPANY

Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of October 7, 2021	F-3
Notes to Financial Statement	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and the Board of Directors of

Crixus BH3 Acquisition Company

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Crixus BH3 Acquisition Company (the “Company”) as of October 7, 2021 and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of October 7, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Grant Thornton LLP

We have served as the Company’s auditor since 2021.

Philadelphia, Pennsylvania

October 14, 2021

CRIXUS BH3 ACQUISITION COMPANY

BALANCE SHEET

October 7, 2021

Assets:
Current assets
Cash	$1,519,260
Prepaid expenses	549,281

Total Current Assets	2,068,541

Cash and cash equivalents held in Trust Account	232,300,000

Total Assets	$234,368,541

Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$43,600
Franchise tax payable	170,959
Other accrued expenses	21,325

Total current liabilities	235,884

Derivative warrant liabilities	23,360,000
Deferred underwriting commissions	8,050,000

Total Liabilities	31,645,884

Commitments and Contingencies
Temporary Equity:
Class A common stock, $0.0001 par value; 200,000,000 shares authorized; 23,000,000 shares issued and outstanding, subject to possible redemption at $10.00 per share	230,000,000
Stockholders’ Equity (Deficit):
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; no shares issued and outstanding	—
Class B common stock, $0.0001 par value; 20,000,000 shares authorized; 5,750,000 shares issued and outstanding	575
Additional paid-in capital	—
Accumulated deficit	(27,277,918)

Total stockholders’ deficit	(27,277,343)

Total Liabilities, Temporary Equity and Stockholders’ deficit	$234,368,541

The accompanying notes are an integral part of the financial statement.

CRIXUS BH3 ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

Note 1 — Description of Organization and Business Operations

Crixus BH3 Acquisition Company (the “Company”) is a blank check company incorporated in Delaware on February 23, 2021. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the ”Business Combination”). The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.

As of October 7, 2021, the Company had not commenced any operations. All activity for the period from February 23, 2021 (inception) through October 7, 2021 relates to the Company’s formation and the initial public offering (the “Public Offering”) described below. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Public Offering. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s Public Offering was declared effective by the United States Securities and Exchange Commission (the “SEC”) on October 4, 2021. The Public Offering closed on October 7, 2021 (the “Close Date”). The Sponsor purchased an aggregate of 6,400,000 warrants to purchase Class A common stock (“Private Placement Warrants”) for $1.50 each, or $9,600,000 in the aggregate, in a private placement on the Close Date (the “Private Placement”).

The Company intends to finance a Business Combination with proceeds from its $230,000,000 Public Offering (see Note 3) and $9,600,000 Private Placement (see Note 4). At the Close Date, $232,300,000, representing the proceeds from the Public Offering and Private Placement, net of $4,600,000 in underwriting discounts, $750,000 in Offering Costs, and $1,950,000 designated for operational use were deposited in a trust account with Continental Stock Transfer and Trust Company acting as trustee (the “Trust Account”) as described below.

Transaction costs amounted to $22,407,388, consisting of $12,650,000 of underwriters’ fees and discounts, $9,276,147 for the excess fair value of founder shares attributable to the anchor investors (see Note 4), and $ 481,242 of other offering costs. Such transaction costs have been allocated to Class A common stock and warrants issued in the Public Offering based on their relative fair values. Accordingly, $1,396,078 of the $22,407,388 in total transaction costs (which includes $593,673 of the excess fair value of the Founder Shares sold to anchor investors -see Note 4), has been allocated to the public warrants.

Of the $239,600,000 total proceeds from the Public Offering and Private Placement, $232,300,000 was deposited into the Trust Account on the Close Date. The funds in the Trust Account will be invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. Funds will remain in the Trust Account except for the withdrawal of interest earned on the funds that may be released to the Company to pay taxes. The proceeds from the Public Offering and Private Placement will not be released from the Trust Account until the earliest of (i) the completion of the Business Combination, (ii) the redemption of any Public Shares properly submitted in connection with a stockholder vote to amend the amended and restated memorandum and articles of association to modify the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company does not complete the Business Combination within 18 months from the Close Date (or 21 months or 24 months, as applicable, from the closing of the Public Offering if the Company were to extend the period of time to consummate its initial Business Combination), and (iii) the redemption of all of the Company’s Public Shares if it is unable to complete the Business Combination within 18 months from the Close Date (or 21 months or 24 months, as applicable), subject to applicable law. Of the proceeds held outside the Trust Account, $4,600,000 was used to pay underwriting discounts, $145,000 was used to repay a loan from the Company’s Sponsor (see Note 4) and the remainder may be used to pay business, legal and accounting due diligence on prospective acquisitions, listing fees and continuing general and administrative expenses.

CRIXUS BH3 ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds of the Public Offering are intended to be generally applied toward consummating a Business Combination with (or acquisition of) a target business. Although the Company may pursue targets in any industry or sector, it intends to focus its efforts on businesses that manage, finance, operate, construct, control, own or support real estate or which derive a large component of revenue from real estate, construction or infrastructure related activities. As used herein, the target business must be with one or more target businesses that together have an aggregate fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned on the Trust Account) at the time of the Company signing a definitive agreement.

After signing a definitive agreement for a Business Combination, the Company will provide the public stockholders with the opportunity to redeem all or a portion of their Class A common stock either (i) in connection with a stockholder meeting to approve the Business Combination or (ii) by means of a tender offer. Each public stockholder may elect to redeem their shares irrespective of whether they vote for or against the Business Combination at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, subject to the limitations described herein. The amount in the Trust Account is initially anticipated to be approximately $10.10 per public share. The per-share amount the Company will distribute to investors who properly redeem their shares will not be reduced by any deferred underwriting commissions payable to underwriters. The decision as to whether the Company will seek stockholder approval of the Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval under the law or stock exchange listing requirements. If the Company seeks stockholder approval, it will complete its Business Combination only if a majority of the outstanding of Class A common stockholders vote in favor of the Business Combination. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001, after payment of the deferred underwriting commission. In such an instance, the Company would not proceed with the redemption of its public shares and the related Business Combination, and instead may search for an alternate Business Combination.

The Company will have up to 18 months from the closing of the Public Offering, or April 7, 2023 (or up to 24 months from the consummation of the Public Offering, or October 7, 2023, if the Company extends the period of time to consummate a Business Combination) (the “Combination Period”) to complete a Business Combination. In order to extend the time available for the Company to consummate a Business Combination, the Sponsor or its affiliate or designees must deposit into the Trust Account $2,300,000 ($0.10 per Public Share), on or prior to the date of the applicable deadline, for each three-month extension.

The underwriters have agreed to waive their rights to any deferred underwriting commission held in the Trust Account in the event the Company does not complete the Business Combination and those amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Company’s Public Shares.

If the Company fails to complete the Business Combination, the redemption of the Company’s Public Shares will reduce the book value of the shares held by the Sponsor, who will be the only remaining stockholder after such redemptions.

If the Company holds a stockholder vote or there is a tender offer for shares in connection with a Business Combination, a Public Stockholder will have the right to redeem its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes. As a result, such shares are recorded at their redemption amount and classified as temporary equity on the balance sheet, in accordance with Accounting Standards Codification (“ASC”) 480, “Distinguishing Liabilities from Equity.”

CRIXUS BH3 ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

Note 2 — Significant Accounting Policies

Basis of Presentation

The accompanying balance sheet has been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the accounting and disclosure rules and regulations of the Securities and Exchange Commission (the “SEC”), and reflect all adjustments, consisting only of normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the Company’s financial position at October 7, 2021.

Accounting Standards Adoption

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Securities and Exchange Act of 1934, as amended) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of 180 days or less when purchased to be cash equivalents. The Company had no cash equivalents as of October 7, 2021.

Cash Held in Trust Account

At October 7, 2021, the Company had $232.3 million in cash held in the Trust Account.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage limit of $250,000. As of October 7, 2021, the Company has not experienced losses on these accounts as the Company did not have any cash since its inception, and through the balance sheet dates.

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC 820, “Fair Value Measurements and Disclosures,” approximate the carrying amounts represented in the balance sheet due to their short-term nature.

Fair Value Measurement

ASC 820 establishes a fair value hierarchy that prioritizes and ranks the level of observability of inputs used to measure investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment, characteristics specific to the investment, market conditions and other factors. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets will typically have a higher degree of input observability and a lesser degree of judgment applied in determining fair value.

CRIXUS BH3 ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

The three levels of the fair value hierarchy under ASC 820 are as follows:

Level 1—Quoted prices (unadjusted) in active markets for identical investments at the measurement date are used.

Level 2—Pricing inputs are other than quoted prices included within Level 1 that are observable for the investment, either directly or indirectly. Level 2 pricing inputs include quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are not active, inputs other than quoted prices that are observable for the investment, and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. The inputs used in determination of fair value require significant judgment and estimation.

In some cases, the inputs used to measure fair value might fall within different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the investment is categorized in its entirety is determined based on the lowest level input that is significant to the investment. Assessing the significance of a particular input to the valuation of an investment in its entirety requires judgment and considers factors specific to the investment. The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the perceived risk of that investment.

Derivative Liabilities

The Company evaluated the Redeemable Warrants and Private Placement Warrants (collectively, “Warrant Securities”) in accordance with ASC 815-40, “Derivatives and Hedging — Contracts in Entity’s Own Equity,” and concluded that the Warrant Securities could not be accounted for as components of equity. As the Warrant Securities meet the definition of a derivative in accordance with ASC 815, the Warrant Securities are recorded as derivative liabilities on the balance sheet and measured at fair value at inception (the Close Date) and remeasured at each reporting date in accordance with ASC 820, “Fair Value Measurement”, with changes in fair value recognized in the Statement of Operations in the period of change.

Redeemable Shares

All of the 23,000,000 shares of Class A common stock shares sold as part of the Units in the Public Offering contain a redemption feature which allows for the redemption of such public shares in connection with the Company’s liquidation if there is a stockholder vote or tender offer in connection with the Business Combination and in connection with certain amendments to the Company’s second amended and restated certificate of incorporation. In accordance with SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99, redemption provisions not solely within the control of the Company require common stock subject to redemption to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock are affected by charges against additional paid-in capital and accumulated deficit.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. Deferred tax assets were deemed immaterial as of October 7, 2021.

CRIXUS BH3 ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

FASB ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of October 7, 2021. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties as of October 7, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company may be subject to potential examination by federal, state and city taxing authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal, state and city tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months. The Company is subject to income tax examinations by major taxing authorities since inception.

Recent Accounting Standards

In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is applicable for fiscal years beginning after December 15, 2021, and should be applied on a full or modified retrospective basis. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. The Company adopted ASU 2020-06 effective February 23, 2021 (inception). The adoption of ASU 2020-06 did not have a material impact on the Company’s financial statement.

Note 3 — Public Offering

In its Public Offering, the Company sold 23,000,000 Units at a price of $10.00 per Unit (including the issuance of 3,000,000 Units as a result of the underwriters’ exercise in full of their over-allotment option). Each whole Warrant Security entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share. Only whole Warrant Securities may be exercised, and no fractional Warrant Securities will be issued upon separation of the Units and only whole Warrant Securities may be traded. The Warrant Securities will become exercisable on the later of 30 days after the completion of the Business Combination or 12 months from the Close Date, and will expire five years after the completion of the Business Combination or earlier upon redemption or liquidation. Alternatively, if the Company does not complete a Business Combination within 18 months after the Close Date (or 21 months or 24 months, as applicable), the Warrant Securities will expire at the end of such period. If the Company is unable to deliver registered shares of Class A common stock to the holder upon exercise of Warrant Securities issued in connection with the 23,000,000 Units during the exercise period, the Warrant Securities will expire worthless, except to the extent that they may be exercised on a cashless basis in the circumstances described in the agreement governing the Warrant Securities.

Redemption of Warrant Securities when the price per share of our Class A common stock equals or exceeds $18.00

Once the Warrant Securities become exercisable, we may redeem the outstanding Warrant Securities (except in certain limited circumstances):

• in whole and not in part;

• at a price of $0.01 per Warrant Security;

CRIXUS BH3 ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

• upon a minimum of 30 days’ prior written notice of redemption, which we refer to as the “30-day redemption period”; and

• if, and only if, the last reported sale price of our Class A common stock for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which we send the notice of redemption to the Warrant Securities’ holders (the “Reference Value”) equals or exceeds $18.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like and certain issuances of Class A common stock and equity-linked securities).

We will not redeem the Warrant Securities as described above unless an effective registration statement under the Securities Act covering the sale of the shares of our Class A common stock issuable upon exercise of the Warrant Securities is effective, and a current prospectus relating thereto is available, throughout the 30-day redemption period. Any such exercise would not be on a “cashless basis” and would require the exercising Warrant Security holder to pay the exercise price for each Warrant Security being exercised.

Except as set forth below, none of the Private Placement Warrants will be redeemable by us so long as they are held by the Sponsor or its permitted transferees.

Redemption of Warrant Securities when the price per share of our Class A common stock equals or exceeds $10.00

Once the Warrant Securities become exercisable, we may redeem the outstanding Warrant Securities:

• in whole and not in part;

• at $0.10 per Warrant Security upon a minimum of 30 days’ prior written notice of redemption, provided that holders will be able to exercise their Warrant Securities on a cashless basis prior to redemption and receive that number of shares determined by reference to the table set forth under “Description of Securities —Warrants — Public Stockholders’ Warrants— Redemption of warrants when the price per share of our Class A common stock equals or exceeds $10.00” based on the redemption date and the “fair market value” of our Class A common stock (as defined below);

• if, and only if, the Reference Value (as defined above under “Redemption of warrants when the price per share of our Class A common stock equals or exceeds $18.00”) equals or exceeds $10.00 per share (as adjusted for stock splits, stock dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like and certain issuances of Class A common stock and equity-linked securities); and

• if the Reference Value is less than $18.00 per share (as adjusted for stock splits, stock dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like and certain issuances of Class A common stock and equity- linked securities), the Private Placement Warrants must also concurrently be called for redemption on the same terms as the outstanding public warrants, as described above.

The “fair market value” of our Class A common stock shall mean the volume-weighted average price of our Class A common stock for the ten trading days immediately following the date on which the notice of redemption is sent to the holders of Warrant Securities. This redemption feature differs from the typical Warrant Security redemption features used in some other blank check offerings. We will provide our Warrant Security holders with the final fair market value no later than one business day after the 10-day trading period described above ends. In no event will the Warrant Securities be exercisable in connection with this redemption feature for more than 0.361 shares of our Class A common stock per Warrant Security (subject to adjustment).

No fractional shares of our Class A common stock will be issued upon exercise of a Warrant Security in connection with a redemption. If, upon such exercise, a holder would be entitled to receive a fractional interest in a share, we will round down to the nearest whole number of the number of shares of our Class A common stock to be issued to the holder. Please see the section entitled “Description of Securities — Warrants — Public Stockholders’ Warrants — Redemption of Warrant Securities when the price per share of our Class A common stock equals or exceeds $10.00” for additional information.

Pursuant to the Warrant Agreement, references above to Class A common stock shall include a security other than Class A common stock into which the Class A common stock has been converted or exchanged for in the event we are not the surviving Company in our initial business combination.

CRIXUS BH3 ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

Fourteen qualified institutional buyers or institutional accredited investors which are not affiliated with the Company, the Sponsor, the Company’s directors, or any member of the Company’s management (the “anchor investors”), have each purchased units in the Public Offering at varying amounts not exceeding 9.9% of the units sold in the Public Offering.

The Company paid an underwriting discount of 2.00% of the gross proceeds of the Public Offering, or $4,600,000, to the underwriters at the Close Date, with an additional fee (the “Deferred Discount”) of 3.50% of the gross proceeds of the Public Offering, or $8,050,000, payable upon the Company’s completion of a Business Combination. The Deferred Discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes a Business Combination. The underwriters are not entitled to receive any of the interest earned on Trust Account funds that would be used to pay the Deferred Discount. The Deferred Discount has been recorded as a deferred liability on the balance sheet at the Close Date.

Note 4 — Related Party Transactions

Founder Shares

Prior to this offering, our initial stockholders purchased an aggregate of 5,750,000 founder shares for an aggregate purchase price of $25,000, or approximately $0.004 per share. Prior to the initial investment in the Company of $25,000 by our initial stockholders, the Company had no assets, tangible or intangible. The per share purchase price of the founder shares was determined by dividing the amount of cash contributed to the Company by the aggregate number of founder shares issued. Our initial stockholders collectively own 20% of the outstanding shares following the offering. Up to 750,000 founder shares were subject to forfeiture by the Sponsor depending on the extent to which the underwriters’ over-allotment option was exercised so that our initial stockholders will maintain on an as-converted basis ownership of 20% of the issued and outstanding shares of our common stock upon the completion of the offering. The underwriters exercised their over-allotment option in full on October 6, 2021; thus, the 750,000 founder shares are no longer subject to forfeiture. Each anchor investor purchased the number of units for which it had provided an indication of interest (not to exceed 9.9% of the units in the offering). Being that the underwriters exercised their over- allotment option, the anchor investors now own, in the aggregate, approximately 79.9% of the outstanding shares of our common stock. In consideration of these purchases, the Sponsor entered into an investment agreement with each of the anchor investors pursuant to which the Sponsor sold 1,450,758 founder shares in the aggregate, at their original purchase price of approximately $0.004 per share.

The founder shares are identical to the shares of our Class A common stock included in the units sold in the offering, except that:

• prior to our initial business combination, only holders of the founder shares have the right to vote on the election of directors and holders of a majority of the founder shares may remove a member of the board of directors for any reason;

• the founder shares are subject to certain transfer restrictions, as described in more detail below;

• each of our Sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to waive (i) their redemption rights with respect to their founder shares and any public shares held by them in connection with the completion of our initial business combination; (ii) their redemption rights with respect to their founder shares and any public shares held by them in connection with a stockholder vote to approve an amendment to our amended and restated certificate of incorporation (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we have not completed an initial business combination within 18 months from the closing of this offering (or 21 months or 24 months, as applicable, from the closing of this offering if we were to extend the period of time to consummate our initial business combination) or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity; and (iii) their rights to liquidating distributions from the trust account with respect to any founder shares held by them if we do not complete our initial business combination within 18 months from the closing of this offering (or 21 months or 24 months, as applicable), although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we do not complete our initial business combination within the prescribed time frame. If we submit our initial business combination to our public stockholders for a vote, pursuant to the terms of a letter agreement entered into with us, our Sponsor, officers and

CRIXUS BH3 ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

directors have agreed to vote their founder shares and any public shares they may acquire during or after this offering, in favor of our initial business combination.

• the founder shares are shares of Class B common stock that will automatically convert into shares of our Class A common stock on the first business day following the completion of our initial business combination;

• the anchor investors will not be entitled to (i) redemption rights with respect to any founder shares held by them in connection with the completion of our initial business combination,

• redemption rights with respect to any founder shares held by them in connection with a stockholder vote to amend our amended and restated certification of incorporation in a manner that would affect the substance or timing of our obligation to redeem 100% of our public shares if we have not consummated an initial business combination within 18 months from the closing of this offering (or 21 months or 24 months, as applicable) or (iii) rights to liquidating distributions from the trust account with respect to any founder shares held by them if we fail to complete our initial business combination within

• 18 months from the closing of the offering (or 21 months or 24 months, as applicable) (although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we fail to complete our business combination within the prescribed time frame); and

• the founder shares are entitled to registration rights.

Transfer restrictions on founder shares

Holders of our founder shares (including the anchor investors) have agreed not to transfer, assign or sell any of their founder shares and any shares of our Class A common stock issuable upon conversion thereof until the earlier to occur of: (i) one year after the completion of our initial business combination; and (ii) subsequent to our initial business combination, (x) if the last reported sale price of our Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, capital stock exchange or other similar transaction that results in all of our public stockholders having the right to exchange their shares of common stock for cash, securities or other property (except to certain permitted transferees and under certain limited circumstances). Any permitted transferees will be subject to the same restrictions and other agreements of our initial stockholders with respect to any founder shares (except that our anchor investors will be permitted to abstain from voting founder shares).

In conjunction with each anchor investor purchasing 100% of the Units allocated to it, in connection with the closing of the Public Offering the Sponsor transferred 1,450,758 Founder Shares at their original purchase price. The Company estimated the fair value of the Founder Shares attributable to the anchor investors to be $9,281,950 or $6.40 per share. The excess of the fair value of the Founder Shares sold over the purchase price of $5,803 (or $.004 per 1,450,758 share) was determined to be an issuance cost of the Public Offering incurred on the Company’s behalf. Accordingly, this issuance cost as well as Offering Costs were accounted for as an equity contribution from the Sponsor. As a portion of the Public Offering consisted of Warrant Securities that are accounted for as liabilities, as such the fair value of the 1,450,758 Founder Shares transferred to anchor investors by the Sponsor ($593,673) was allocated to the warrant liability.

CRIXUS BH3 ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

Private Placement Warrants

Simultaneously with the closing of the Public Offering, the Company consummated the Private Placement of 6,400,000 Private Placement Warrants at a price of $1.50 per Private Placement Warrant to the Sponsor, generating proceeds of approximately $9.6 million. Each Private Placement Warrant is exercisable for one share of Class A common stock at a price of $11.50 per share. A portion of the proceeds from the sale of the Private Placement Warrants to the Sponsor was added to the proceeds from the Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the Private Placement Warrants will expire worthless. The Private Placement Warrants will be non-redeemable for cash and exercisable on a cashless basis so long as they are held by the Sponsor or their permitted transferees. The Sponsor and the Company’s officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants until the completion of the initial Business Combination.

Indemnity

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company discussed entering into a transaction agreement, reduces the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the Public Offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. The Company has not asked the Sponsor to reserve for such eventuality as the Company believes the likelihood of the Sponsor having to indemnify the Trust Account is limited because the Company will endeavor to have all vendors and prospective target businesses as well as other entities execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Related Party Loans

On March 12, 2021, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Public Offering pursuant to a promissory note (the “Note”). This loan was non-interest bearing and payable upon the completion of the Public Offering. The Company borrowed approximately $145,000 under the Note and fully repaid the Note on October 7, 2021.

Administrative Services Agreement

Commencing on the date that the Company’s securities were first listed on Nasdaq until the earlier of the Company’s consummation of a Business Combination or the Company’s liquidation, the Company agreed to pay the Sponsor a total of $15,000 per month for office space, administrative and support services.

Note 5—Stockholders’ (Deficit) Equity

Preferred Stock — The Company is authorized to issue 1,000,000 shares of preferred stock, par value $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of October 7, 2021, there were no shares of preferred stock issued or outstanding.

Class A Common Stock — The Company is authorized to issue 200,000,000 shares of Class A common stock with a par value of $0.0001 per share. As of October 7, 2021, there were 23,000,000 shares of Class A common stock issued or outstanding, including 23,000,000 shares of Class A common stock subject to possible redemption, respectively.

CRIXUS BH3 ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

Class B Common Stock — The Company is authorized to issue 20,000,000 shares of Class B common stock with a par value of $0.0001 per share. On March 12, 2021, the Company issued 5,750,000 shares of Class B common stock to the initial stockholders. Of these, up to 750,000 shares of Class B common stock were subject to forfeiture to the Company by the Sponsor for no consideration to the extent that the underwriters’ over-allotment option was not exercised in full or in part, so that the initial stockholders would collectively own 20% of the Company’s issued and outstanding common stock after the Public Offering. The underwriters’ exercised their over-allotment option in full on October 6, 2021; thus, the 750,000 founder shares are no longer subject to forfeiture.

Dividend Policy

The Company has not paid and does not intend to pay any cash dividends on its common stock prior to the completion of the Business Combination. Additionally, the Company’s board of directors does not contemplate or anticipate declaring any stock dividends in the foreseeable future.

Note 6—Fair Value Measurements

The following table presents information about the Company’s derivative liabilities that are measured at fair value on a recurring basis as of October 7, 2021 and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value.

	As of October 7, 2021
	Level 1	Level 2	Level 3	Total
Liabilities:
Redeemable Warrant Securities	$—	$—	$14,720,000	$14,720,000
Private Placement Warrants	—	—	8,640,000	8,640,000

Total	$—	$—	$23,360,000	$23,360,000

The valuation methodology used in the determination of the fair value of financial instruments for which Level 3 inputs were used at October 7, 2021 was a market approach.

Key ranges of inputs for the valuation models used to calculate the fair value of the Warrant Securities were as follows:

October 7, 2021
Implied volatility	22%
Risk-free interest rate	1.60%
Instrument exercise price for one share of Class A common stock	$11.50
Expected term	5 Years

Note 7 — Commitments

Registration Rights

Holders of the Founder Shares and Private Placement Warrants and any Warrant Securities that may be issued upon conversion of working capital loans (and any Class A common stock issuable upon the exercise of the Private Placement Warrants and Warrant Securities that may be issued upon conversion of working capital loans) will be entitled to registration rights pursuant to a registration rights agreement. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to other registration statements filed by the Company subsequent to its completion of the Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

CRIXUS BH3 ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

Underwriters Agreement

The underwriters were paid a cash underwriting discount of two percent (2%) of the gross proceeds of the IPO, or $4,600,000. Additionally, the underwriters will be entitled to a deferred underwriting discount of 3.5% or $8,050,000 of the gross proceeds of the IPO held in the Trust Account upon the completion of the Company’s initial Business Combination subject to the terms of the underwriting agreement.

Note 8—Subsequent Events

Management has performed an evaluation of subsequent events through the date of issuance of the balance sheet, noting no subsequent events which required adjustment or disclosure.